FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES - Summary of Monitoring Capital Using Gearing Ratio (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Disclosure Of Financial Instruments [Line Items]
Total liabilities	$ 731.6	$ 629.6
Total assets	1,733.7	1,670.2
Capital Management
Disclosure Of Financial Instruments [Line Items]
Total liabilities	731.6	629.6
Total assets	$ 1,733.7	$ 1,670.2
Gearing ratio	42.20%	37.70%